NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES.
WARRANT TO PURCHASE COMMON STOCK

Company:                     8x8, Inc., a Delaware corporation
Number of Shares of Common Stock:     [●]
Warrant Price:                 $7.15] per Share, subject to adjustment
Issue Date:                     August 3, 2022
Expiration Date:                 August 3, 2027
See also Section 4.1(b).

Credit Facility:    This Warrant to Purchase Common Stock (“Warrant”) is issued in connection with that certain Term Loan Credit Agreement dated as of the Issue Date by and among the Company, each of the Lenders from time to time party thereto and Wilmington Savings Fund Society, FSB, as Administrative Agent (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).
THIS WARRANT CERTIFIES THAT, for good and valuable consideration, [●] (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, the “Holder”) is entitled to purchase up to the number of duly authorized, validly issued, fully paid and non-assessable shares (the “Warrant Shares”) of the above-stated common stock (the “Common Stock”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. Capitalized terms used, but not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
SECTION 1. EXERCISE.
1.aMethod of Exercise. The Holder may at any time and from time to time prior to the Expiration Date exercise this Warrant, in whole or in part, by delivering to the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the company) the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 (such date of the Company’s receipt of the Notice of Exercise, the “Date of Exercise”) and, unless the Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, within three (3) Trading Days of the date such Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Warrant Price of the Warrant Shares thereby purchased by wire transfer (to an account designated by the Company) or other form of payment acceptable to the Company. Notwithstanding any contrary provision herein, if this Warrant was originally executed and/or delivered electronically, in no event shall the Holder be required to surrender or deliver an ink-signed paper copy of this Warrant in connection with its exercise hereof or of any rights hereunder, nor shall the Holder be required to surrender or deliver a paper or other physical copy of this Warrant in connection with any exercise hereof.

1.bCashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, the Holder may elect to receive Warrant Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of duly authorized, validly issued, fully paid, and non-assessable Warrant Shares as are computed using the following formula:
X = Y(A-B)/A
where:
X =    the number of Warrant Shares to be issued to the Holder;
Y =    the number of Warrant Shares with respect to which this Warrant is being exercised (inclusive of the Warrant Shares surrendered to the Company in payment of the aggregate Warrant Price);
A =    the fair market value (as determined pursuant to Section 1.3 below) of one Warrant Share; and
B =    the Warrant Price.
1.cFair Market Value. If the Company’s Common Stock is then listed on a Trading Market, the fair market value of a Warrant Share shall be the volume weighted average of the closing sales price of a share of Common Stock during the five (5) Trading Day period ending on the Trading Day prior to the applicable Date of Exercise (such period, the “Listed Averaging Period”). If the Company’s Common Stock is not then listed on a Trading Market, the fair market value of a Warrant Share shall be the average closing price per share of the Company’s Common Stock during the twenty (20) Trading Day period ending on the Trading Day prior to the applicable Date of Exercise as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system (such period, the “Unlisted Averaging Period”). If the Company’s Common Stock is not listed on a Trading Market and there have been no sales of the Company’s Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association during the period set forth in the preceding sentence, the fair market value of a Warrant Share shall be determined in good faith by the Board of Directors of the Company. For purposes of calculating the volume weighted average price over any multiple-day period, the number of shares of Common Stock shall be adjusted for any stock splits, stock combinations, reclassifications or similar transaction.
1.dDelivery of Certificate and New Warrant. After the Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Warrant Shares issued to the Holder upon exercise shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and the shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by book-entry or physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the end of the Listed Averaging Period or the Unlisted Averaging Period, as applicable, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Warrant Price as set forth above (such date, the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the first date on which all of the foregoing have been delivered to the Company. The Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Warrant Price and all taxes (other than transfer taxes) required to be paid by the Holder. If this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Warrant Shares not so acquired.
1.eReplacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to the Holder, in lieu of this Warrant, a new warrant of like tenor and amount.
1.fCharges, Taxes and Expenses. Issuance of certificates for Warrant Shares or by book-entry registration shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate or book-entry registration, all of which taxes and expenses shall be paid by the Company, and such certificates or book-entry registration shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that the Company shall not be required to pay any tax or governmental charge which may be issuable upon exercise of this Warrant payable in respect of any transfer involved in the issue and delivery of Warrant Shares in a name other than that of the Holder of the Warrant to be exercised, and no such issue or delivery shall be made unless and until the Holder requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid; provided, further, that in the event certificates or book-entry registration for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto as Appendix 2 duly executed by the Holder.
1.gClosing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
1.hRescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder certificates or book-entry registration representing the Warrant Shares pursuant to Section 1.4 by the Warrant Share Delivery Date, then, the Holder will have the right to rescind such exercise.
SECTION 2. ADJUSTMENTS TO THE WARRANT SHARES AND WARRANT PRICE.
1.iStock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Common Stock payable in securities or property (other than cash), then upon exercise of this Warrant, for each Warrant Share acquired, the Holder shall receive, without additional cost to the Holder, the total number and kind of securities and property which the Holder would have received had the Holder owned the Warrant Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Common Stock by reclassification or otherwise into a greater number of shares, the number of Warrant Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.
1.jReclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Common Stock are reclassified, exchanged,

combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that the Holder would have received had the Warrant Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.
1.kRecord Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock; warrants or other rights or options to subscribe for or purchase Common Stock (collectively, “Options”); or any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options (collectively, “Convertible Securities”), or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be; provided, that if before the distribution to its holders of Common Stock the Company legally abandons its plan to pay or deliver such dividend, distribution, subscription, or purchase rights, then thereafter no adjustment shall be required by the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.
1.lTreasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof or the transfer of such shares among the Company and its wholly-owned subsidiaries) shall be considered an issue or sale of Common Stock for the purpose of this Section 2.4.
1.mOther Dividends and Distributions. If the Company shall, at any time or from time to time after the Issue Date, make or declare, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock, Options or Convertible Securities in respect of outstanding shares of Common Stock), cash or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise or conversion of this Warrant, in addition to the number of Warrant Shares receivable thereupon, the kind and amount of securities of the Company, cash, or other property which the Holder would have been entitled to receive had the Warrant been exercised or converted in full into Warrant Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash, or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Holder; provided, that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash, or other property in an amount equal to the amount of such securities, cash, or other property as the Holder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.
1.nFundamental Transaction. If, at any time while this Warrant is outstanding, a Fundamental Transaction occurs, then, upon exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 2.6 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the Warrant Price hereunder to such shares of capital stock (but taking into account the value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Company or the Successor Entity, as applicable), and, as applicable, the Company or the Successor Entity or Successor Entities, jointly and severally, may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if, as applicable, the Company or such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein.
1.oNo Fractional Share. No fractional Warrant Share shall be issuable upon exercise of this Warrant and the number of Warrant Shares to be issued shall be rounded down to the nearest whole Warrant Share. If a fractional Warrant Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Warrant Share interest by paying the Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Warrant Share, less (ii) the then-effective Warrant Price.
1.pNo Impairment. The Company shall not, directly or indirectly, by amendment of its Certificate of Incorporation or other governing or organizational documents, or through reorganization, consolidation, merger, dissolution, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant and (iii) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

1.qNotice to Holder of Certain Events. Upon each adjustment of the Warrant Price, Common Stock and/or number of Warrant Shares, the Company, at the Company’s expense, shall notify the Holder in writing within three (3) Business Days setting forth the adjustments to the Warrant Price, class and/or number of Warrant Shares and facts upon which such adjustment is based. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the warrant register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified (or, less than 10 calendar days, if sent concurrently upon the notice sent to the Company’s stockholders or public disclosure by the Company of such events), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.
SECTION 3. TRANSFER OF WARRANT.
1.rTransferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 3.4 hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Appendix 2 executed by the Holder or its agent or attorney. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
1.sNew Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated as of the Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
1.tWarrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
1.uRepresentations and Warranties by the Holder. The Holder, by the acceptance hereof, represents and warrants to, and agrees with the Company as follows:
(i)The Holder is acquiring this Warrant and, upon any exercise hereof (other than upon a cashless exercise pursuant to Section 1.2), will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.
(ii)At the time the Holder was offered this Warrant, it was, and as of the date of this Warrant is, an “accredited investor” as defined in Regulation D, Rule 501(a), promulgated under the Securities Act.
(iii)The Holder does not beneficially own more than 4.9% of the Common Stock.
(iv)Neither the Holder, directly or indirectly, nor any Person acting on behalf of or pursuant to any understanding with the Holder, has engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales involving any of the Company’s securities) since the time that such Holder was first contacted by the Company or any other Person regarding this Warrant. The Holder covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with the Holder will engage, directly or indirectly, in any Short Sales while this Warrant remains outstanding. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, other derivatives and similar arrangements (including on a total return basis), and sales or any other transactions that directly or indirectly transfer, dispose of or hedge economic interests in the Common Stock.
SECTION 4. MISCELLANEOUS.
1.aTerm and Automatic Cashless Exercise Upon Expiration.
(i)Term. Subject to the provisions of Section 1.6 above and Section 5.1(b) below, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.
(ii)Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Warrant Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Warrant Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Warrant Shares (or such other securities) issued upon such exercise to Holder.

1.aLegends. The Warrant Shares shall be imprinted with a legend in substantially the following form:
THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE COMMON STOCK ISSUED BY THE ISSUER TO [●], DATED AUGUST 3, 2022, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.
1.bNo Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1.1.
1.cAuthorized Shares
(iii)The Company covenants that as of the date that is 30 days following the date hereof and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of the Company’s organizational documents, any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.
(iv)Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary under applicable law or from any public regulatory body or bodies having jurisdiction thereof.
(v)If any shares of Common Stock are listed on a Trading Market, the Company shall use its reasonable best efforts to cause the Warrant Shares issued upon the exercise of this Warrant to also be listed on such Trading Market and shall thereafter use its reasonable best efforts to maintain such listing.
1.bRepresentations and Warranties. The Company represents and warrants to, and agrees with the Holder that all Warrant Shares which may be issued upon exercise of this Warrant, shall, upon issuance, be duly authorized, validly issues, fully paid and non-assessable, and free of any liens and encumbrances, except for restrictions on transfer provided for herein or under applicable federal and state securities laws.
1.cNotices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first (1st) Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 4.6. All notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:
[●]
Attn: [●]
Telephone: [●]
Email address: [●]

With a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
Bank of America Tower
New York, NY 10036-6745
Attention: Daniel I. Fisher
     Ryan R. Cox
Email:      dfisher@akingump.com
rcox@akingump.com

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:
8x8, Inc.
675 Creekside Way
Campbell, CA 95008
Attn: General Counsel
Email: legal-notices@8x8.com

1.dWaiver. This Warrant and any term hereof may be amended, modified, changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such amendment, modification, change, waiver, discharge or termination is sought.
1.eRestrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
1.fAttorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.
1.gCounterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

1.hGoverning Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.
1.iHeadings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.
1.jEquitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by the Company of any of its obligations under this Warrant would give rise to irreparable harm to the Holder for which monetary damages would not be an adequate remedy and hereby agree that in the event of a breach or a threatened breach by the Company of any such obligations, the Holder shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction.
SECTION 5. DEFINITIONS.
1.aCertain Definitions. For purposes of this Warrant, the following terms shall have the following meanings:
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person, or any general partner, managing member, officer, director, trustee, limited partner, member or stockholder of such first Person, or any investment fund now or hereafter existing that is controlled by one (1) or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such first Person.
“Business Day” means any day that is not a Saturday, Sunday or a day on which banks in New York, New York are closed.
“control” (including, with correlative meanings, “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract, or otherwise).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fundamental Transaction” means (i) the Company, directly or indirectly, in one or more related transactions, effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any direct or indirect purchase offer, tender offer or exchange offer (whether by the Company or another Person) (or in one or more related transactions) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions, effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (v) the Company, directly or indirectly, in one or more related transactions, consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination).
“Person” means any individual, trust, estate, corporation, partnership, limited liability company or any other incorporated or unincorporated entity.
“Principal Market” means the New York Stock Exchange (or any successor to the foregoing.
“Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
    “Transfer Agent” means Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, except as may otherwise be updated by notice from the Company to the Holder if the Company elects to change its transfer agent.

[Remainder of page left blank intentionally]
[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Common Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

8x8, Inc.

By:

Name:

Title:

[Signature Page to Warrant to Purchase Common Stock]

“HOLDER”

[●]

By:

By:

By:
Name:
Title:

[Signature Page to Warrant to Purchase Common Stock]

APPENDIX 1

NOTICE OF EXERCISE
1.    The undersigned Holder hereby exercises its right to purchase ___________ shares of the Common Stock of 8x8, Inc. (the “Company”) in accordance with the attached Warrant to Purchase Common Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:
[ ]    Wire transfer of immediately available funds to the Company’s account
[ ]    Cashless Exercise pursuant to Section 1.2 of the Warrant
[ ]    Other [Describe] __________________________________________
2.    Please issue a certificate or certificates representing the Shares in the name specified below:
___________________________________________
Holder’s Name

___________________________________________

___________________________________________
(Address)

3.    By its execution below and for the benefit of the Company, the Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Common Stock as of the date hereof.
                            HOLDER

                            ___________________________________

                            By:________________________________

                            Name:______________________________

                            Title:_______________________________

                            Date:_______________________________

APPENDIX 2

FORM OF ASSIGNMENT
(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is _______________________________________________________________.

_______________________________________________________________
Dated: ______________, _______
Holder’s Signature: _____________________________
Holder’s Address: _____________________________
_____________________________

Signature Guaranteed: ___________________________________________
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.